
mikemellor

PLUMAS BANCORP

INVESTOR PRESENTATION

UPDATED THROUGH JUNE 30, 2021

Forward Looking Statements Disclaimer



Forward-looking statements are based on management's knowledge and belief as of today and include information concerning Plumas Bancorp's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. For a discussion of factors which could cause results to differ, please see Plumas Bancorp's reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company's press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. Plumas Bancorp undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

Index





Plumas Bank Administration Building, Quincy

Overview*

NASDAQ Symbol: PLBC

Total Assets: $1.5 billion

Headquartered: Quincy, CA

Bank Branches: 14

Year Established: 1980



Redding
Red Bluff
Chico
Yuba City
Sacramento
Roseville
Folsom
Reno
Carson City
Quincy
Chester
Westwood
Susanville
Alturas
Portola
Truckee
Redding
Lassen National Forest
Modoc National Forest
Tahoe National Forest
Shasta-Trinity National Forest
Klamath National Forest
Six Rivers National Forest
Mendocino National Forest
Sheldon National Antelope Refuge
Eureka
Oroville
Pyramid Lake

PLUMAS BANCORP

* Information as of Jul. 1, 2021

PLUMAS BANCORP

Management Team



Quincy

Andrew Ryback



President & CEO
Years at Plumas Bank – 20

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 15

BJ North



EVP Chief Banking Officer
Years at Plumas Bank - 13

Aaron Boigon



EVP Chief Information Officer
Years at Plumas Bank - 8

Jeff Moore



EVP Chief Credit Officer
Years at Plumas Bank - 3

PLUMAS BANCORP

Business Model

- Branch network of 14 full-service branches and 2 lending offices.
- Predominant focus on personal service with a wide range of deposit products for the retail and commercial markets.
- Reduced costs by leveraging mobile and online banking services.
- Lending services include:
  - Business - term real estate, commercial, industrial term
  - Agricultural
  - Government-guaranteed
  - Retail - consumer, auto, home equity



Business Lending



Agricultural Lending



Government-Guaranteed



Retail Lending

Focus on small to middle market businesses.


Patterson Lake

The Big Picture



Calpine Meadow

- Decline of 7% in 2020
- Net Interest Income increased by $841 thousand
- Bank Net Interest Margin declined to 4.1% vs. bank peers at 3.50% in 4Q20*

PLUMAS BANCORP

* Average for CA Banks $1B-$3B

Net Income



Thousands
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$5,818
$7,474
$8,189
$13,992
$15,512
$14,475
2015
2016
2017
2018
2019
2020



Burney Falls

- Non-Interest Income streams comprised primarily of:
  - Service charges on deposit accounts
  - Interchange revenue
  - Gains on sale of SBA loans
  - Loan servicing fees

PLUMAS BANCORP



Non-Interest Income
Thousands
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
2015
2016
2017
2018
2019
2020
$2,368
$1,586
$1,942
$562
$1,257
$2,291
$1,740
$1,770
$642
$1,209
$2,467
$1,987
$2,039
$731
$1,056
$2,576
$2,174
$1,903
$800
$1,428
$2,695
$2,374
$867
$760
$1,439
$2,323
$2,568
$1,344
$841
$1,387
Srvc Chrgs on Dpst Accnts
Interchange Revenue
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Other Income



Spanish Creek

- ROE leads bank peers at 14.7% in 2020
- Strong earnings
- Efficient use of capital

PLUMAS BANCORP

Return on Bank's Equity



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2015
2016
2017
2018
2019
2020
11.6%
13.5%
13.7%
20.8%
18.7%
14.7%
8.6%
7.4%
6.0%
10.8%
11.1%
8.9%
Plumas Bank
CA Banks $1B-$3B, beginning in 2020



Lake Almanor

- CAGR of 29% on stock price over the past five years
- Attributable to:
  - Earnings growth
  - Asset quality improvement
  - Expense management
  - Capital management
  - Expansion opportunities
  - Re-establishment of growing dividend
- PE Ratio lags peers

PLUMAS BANCORP

Stock Price to Earnings per Share


20
18
16
14
12
10
8
6
4
2
0
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
Plumas Bancorp
CA Banks $1B-$5B


Mount Shasta

Deposits and Loans

PLUMAS BANCORP

Deposit Trends and Current Composition

- Record level of deposits
- All core, no brokered deposits



Millions
$1,200
$1,000
$800
$600
$400
$200
$0
$527
$582
$663
$727
$747
$974
$1,132
Dec. 31, 2015
Dec. 31, 2016
Dec. 31, 2017
Dec. 31, 2018
Dec. 31, 2019
Dec. 31, 2020
Jun. 30, 2021

- Average interest-bearing deposit rate is 0.14%



Time 4%
Money Market 17%
Non-Interest Bearing 53%
Savings 26%

Balances as of Jun. 30, 2021

Loan Trends and Current Composition

- Record level of loan balances
- Portfolio average yield was 5.21% in 2021



Millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
$401
$461
$487
$566
$620
$709
$736
2015
2016
2017
2018
2019
2020
Jun. 30, 2021

- 68% of portfolio balance is variable rate, of which 47% are at a floor rate



RE/Residential 1%
RE/Construction 4%
Home Equity Lines 5%
Commercial 7%
CRE/Multi Family 8%
Agricultural 9%
PPP 12%
Indirect Auto 12%
CRE/Owner 20%
CRE/Investor 21%

Balances as of Jun. 30, 2021

Diversification of Commercial Real Estate Loans by Property Type

PLUMAS BANCORP



70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
Multi-Family
Retail
Office
Hospitality
Mixed Commercial
Mini Storage
Gas Stations
Residential
Industrial
Mixed Commercial & Residential
Medical Facilities
Restaurants
Other Special Purpose
Unknown
Other General Purpose
Assisted Living Facility
Gaming
Commercial Land Development
Residential Land Development
CRE
SBA 504
SBA 7a

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Jun. 30, 2021

Geographic Distribution of Commercial Real Estate Loans

CALIFORNIA AND NEVADA ECONOMIC REGIONS


OREGON
IDAHO
CALIFORNIA
WASHOE
HUMBOLDT
ELKO
PERSHING
LANDER
EUREKA
WHITE PINE
SPARKS
CHURCHILL
LYON
MINERAL
UTAH
ESMERALDA
NYE
LINCOLN
CALIFORNIA
CLARK
ARIZONA

CRE DISTRIBUTION BY REGION*

30% - NV - Western (pale green)

19% - CA - Northern Sacramento Valley (light green)

19% - CA - Northern (dark green)

15% - CA - Greater Sacramento (yellow)

4% - CA - Bay Area (pink)

4% - CA - Central Coast (orange)

4% - CA - San Joaquin Valley (chartreuse green)

2% - CA - Southern (blue)

2% - OR

<1% - CA - Central Sierra (tan) & Southern Border (magenta)

<1% - NV - Northwestern (pale blue), Northeastern (pale pink) & WA

* Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Jun. 30, 2021

PLUMAS BANCORP

Payroll Protection Program Loans

- 1,063 PPP loans outstanding with an average balance of $83,000
- Total PPP loans originated - $197 million
- Fees collected from the SBA - $9.4 million
- Balance of unearned fees - $4.1 million
- Balance of PPP loans at 6/30/21 - $88 million
- Balance with a two-year maturity - $14.6 million
- Balance with a five-year maturity - $73.6 million

Balances as of Jun. 30, 2021

Indirect Automobile Loans

- Total automobile loans - $91.6 million
- Average balance - $22.4 thousand
- Average term at origination - 6.4 years
- Average FICO at origination - 732
- Delinquent loans as a percent of total by dollars – 0.90%

BALANCE BY LOAN TYPE



Used vehicle
New vehicle
49%
51%

Balances as of Jun. 30, 2021


Modoc County

Financial Recap

Second Quarter 2021 Financial Highlights



Reno, NV

Dollars in thousands (Except per share)	06/30/2021	06/30/2020	Change	% Change
Assets	$ 1,267,935	$ 1,036,864	$ 231,071	22.3%
Deposits	$ 1,131,757	$ 903,992	$ 227,765	25.2%
Loans	$ 725,148	$ 732,195	$ 7,047	1.0%
Net Income	$ 4,487	$ 3,185	$ 1,302	40.9%
Income Before Tax	$ 6,229	$ 4,391	$ 1,838	41.9%
Net Interest Income	$ 9,931	$ 9,148	$ 783	8.6%
Net Interest Margin	3.40%	4.01%	0.61%	15.2%
ROAA	1.45%	1.31%	0.14%	10.7%
ROAE	17.2%	14.0%	3.2%	22.9%
Book Value per Share	$ 20.54	$ 17.94	$ 2.60	14.5%
Diluted EPS	$ 0.85	$ 0.61	$ 0.24	39.3%

2020 Financial Highlights

Dollars in thousands (Except per share)	12/31/2020	12/31/2019	Change	% Change
Assets	$ 1,111,576	$ 865,191	$ 246,385	28.5%
Deposits	$ 973,974	$ 747,324	$ 226,650	30.3%
Loans	$ 709,939	$ 619,718	$ 90,221	14.6%
Net Income	$ 14,475	$ 15,512	$ 1,037	6.7%
Income Before Tax	$ 19,952	$ 21,380	$ 1,428	6.7%
Net Interest Income	$ 38,396	$ 37,555	$ 841	2.2%
Net Interest Margin	4.02%	4.75%	0.73%	15.4%
ROAA	1.43%	1.82%	0.39%	21.4%
ROAE	15.5%	20.2%	4.7%	23.3%
Book Value per Share	$ 19.33	$ 16.36	$ 2.97	18.2%
Diluted EPS	$ 2.77	$ 2.97	$ 0.20	6.7%



Reno, NV

PLUMAS BANCORP

2020 Financial Highlights – Five Year



Sand Harbor, Lake Tahoe

Dollars in thousands (Except per share)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	%
Assets	$ 1,111,576	$ 865,191	$ 824,398	$ 745,427	$ 657,975	69%
Deposits	$ 973,974	$ 747,324	$ 726,565	$ 662,657	$ 582,353	67%
Loans	$ 709,939	$ 619,718	$ 566,199	$ 486,634	$ 461,123	54%
Nonperforming assets/total assets	0.27%	0.33%	0.28%	0.59%	0.53%	49%
Net Income	$ 14,475	$ 15,512	$ 13,992	$ 8,189	$ 7,474	94%
Net Interest Margin	4.02%	4.75%	4.70%	4.35%	4.21%	5%
Efficiency ratio	50.6%	49.9%	52.0%	55.5%	58.9%	14%
ROAA	1.43%	1.82%	1.83%	1.18%	1.20%	19%
ROAE	15.5%	20.2%	23.3%	15.4%	16.1%	4%
Book Value per Share	$ 19.33	$ 16.36	$ 13.03	$ 11.00	$ 9.80	97%
Diluted EPS	$ 2.77	$ 2.97	$ 2.68	$ 1.58	$ 1.47	88%



Rainbow Bridge, Donner Summit

Recent Expansion Strategy



Jul '15
Purchased Rabo Bank's Redding Branch
May '14
Opened LPO Chico
Dec '15
Opened Reno Branch
Oct '18
Purchased Mutual of Omaha Bank's Carson City Branch
July '21
Acquired Bank of Feather River
Branch
Loan Production Office
Redding
Chico
Reno
Carson City
Sacramento

PLUMAS BANCORP


BANK OF FEATHER RIVER

Bank of Feather River Acquisition

PLUMAS BANCORP

Pro Forma Balances



$2,000
$1,500
$1,000
$500
$-
Millions
$1,462
$1,310
$897
$131
Assets
Deposits
Loans
Shareholders' Equity

	Assets	Deposits	Loans	Shareholders' Equity
Bank of Feather River *	13%	14%	18%	12%
Plumas Bank	87%	86%	82%	88%

* Balance does not reflect fair value adjustments.

Balances as of Jun. 30, 2021



Feather River - Yuba

- BFR's cost of deposits at 6/30/21 was 0.2%.
- Plumas Bank's cost of deposits at 6/30/21 was 0.06%.
- Plumas Bank's loans to deposits ratio was 64.98% at 6/30/21. This low ratio will allow for expansion of BFR's lending portfolio.

PLUMAS BANCORP

Plumas Bank Deposits


$41
$489
$603
* Dollars in millions
Non-Interest Bearing
Interest Bearing (NOW, MM, Savings)
Time

Bank of Feather River Deposits


$32
$90
$55

Balances as of Jun. 30, 2021



Feather River - Yuba

- Real estate loans comprised 60% of BFR's loan portfolio and 65% of Plumas' loan portfolio at 6/30/21.
- PPP loans comprised 22% of BFR's portfolio and 11% of Plumas' portfolio at 6/30/21.

PLUMAS BANCORP

PLUMAS BANCORP


Plumas Bank Loans
$22
$4
$58
$82
$92
$478
* Dollars in millions
Real Estate
Auto/Consumer
PPP
Commercial & Industrial
Ag. Operating & Production
Other


Bank of Feather River Loans
$14
$15
$35
$97

Balances as of Jun. 30, 2021



Lake Tahoe

Challenges

- Replacing PPP loans as balances are forgiven.
- Margin compression
- Director and Management succession
- Cybersecurity

PLUMAS BANCORP

Strengths

- Stable Management team
- Strong core deposits
- Diversified loan portfolio
- Non-Interest Income streams
- Capital management
- Positioned for opportunity in disrupted environment



Recent Plumas Bancorp & Plumas Bank Performance Based Awards

PLUMAS BANCORP

❖ Bankers Cup – Recognizing the top 10% of Community Banks
3rd Best Performing Community Bank in the Nation 2020
2nd Best Performing Community Bank in the Nation 2018-2019
5th Best Performing Community Bank in the Nation 2017

(publicly traded with assets between $500 million and $10 billion)

By Raymond James & Associates

❖ Sm-All Stars List of Top 30 Banks & Thrifts 2018-2020

(publicly traded on a major exchange with market cap below $2.5 billion)

By Sandler O'Neill + Partners

❖ Top 100 Community Banks 2019
Top 2% of all Community Banks 2018

(with assets under $3 billion)

By S&P Global Market Intelligence

❖ CB Top 10 – Recognizing the top 10% of Community Banks 2015-2020

(community banks with assets between $500 million and $5 billion)

By CB Resources, Inc.

❖ 'Super Premier' Performing Bank 2015-2020

By The Findley Reports

❖ Bison Select Financial Institution 2019-2020

(publicly traded banks without formal sell-side coverage)

By D.A. Davidson